SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET MORTGAGE

OPPORTUNITY FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Western Asset Emerging Markets Debt Fund Inc. (EMD),

Western Asset Mortgage Opportunity Fund Inc. (DMO),

(each, a “Fund” and, together, the “Funds”)

620 Eighth Avenue, 47th Floor

New York, New York 10018

APRIL 17, 2020 ANNUAL MEETING OF SHAREHOLDERS POSTPONED TO

OCTOBER 23, 2020

CHANGE OF LOCATION AND NEW RECORD DATE SET

The following Notice of Postponement, Change of Location and New Record Date relates to the proxy statement (the “Proxy Statement”) of the Funds, dated March 10, 2020, furnished to shareholders of each Fund in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Fund’s 2020 Annual Meeting of Shareholders (the “Meeting”) previously scheduled to be held on Friday, April 17, 2020 at 10:00 a.m. Eastern Time. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location, date and time of the Meeting and of a new record date and is being made available to shareholders on or about September 16, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY

STATEMENT.

NOTICE OF POSTPONEMENT, CHANGE OF LOCATION AND NEW RECORD

DATE FOR ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of each fund listed above (each, a “Fund” and together, the “Funds”):

NOTICE IS HEREBY GIVEN that the location, date and time of the Meeting has been changed. The Meeting originally scheduled for Friday, April 17, 2020 at 10:00 a.m. Eastern Time and has been postponed to Friday, October 23, 2020 at 10:00 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic and to support the health and safety of its shareholders, each Fund’s Meeting will be held on October 23, 2020 in a virtual meeting format only. Each Meeting will be accessible solely by means of remote communication.

In addition, to comply with each Fund’s bylaws and applicable law with respect to the record date for such a postponed Meeting, the Board of Directors of each Fund has set a new record date of September 1, 2020 (the “New Record Date”). Only shareholders of record at the close of business on the New Record Date will be entitled to notice of and to vote at the Meeting, or at any adjournment or postponement thereof. As described in the proxy materials for the Meeting previously distributed, the Board of Directors of each Fund had originally fixed the close of business on January 7, 2020 as the record date. The information in this letter amends the Notice of Annual Meeting of Shareholders (the “Original Notice”) and the Proxy Statement for each Fund (the “Proxy Statement”) and any other information about the Meeting.

EVEN IF YOU PREVIOUSLY VOTED YOUR SHARES, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of each Fund recommends a vote “FOR” the each proposal for the reasons discussed in the Proxy Statement.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

For each Fund, the Meeting will be held at the following Meeting website: http://www.meetingcenter.io/226040568. To participate in the Meeting, shareholders of each Fund must enter the following password: WAAM2020. Shareholders must also enter the control number found on their proxy card. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

We encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Meeting site will first be accessible to shareholders beginning at approximately 9:00 a.m. Eastern Time on October 22, 2020. For questions relating to participation at the Meeting by remote communication, please call (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services. Shareholders may forward an email from their intermediary or attach an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 9:00 a.m., Eastern Time, on October 20, 2020. Shareholders will receive a confirmation email from Computershare Fund Services of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is each Fund’s manager. Western Asset Management Company, LLC, (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) each serves as EMD’s subadvisers. Western Asset and Western Asset Limited each serves as DMO’s subadvisers. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Limited has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Singapore has offices at 1 George Street #23-01, Singapore 049145. LMPFA, Western Asset, Western Asset Limited and Western Singapore are all indirect wholly-owned subsidiaries of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of each Fund receive no compensation from the Fund, although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. The executive officers of each Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jane E. Trust Legg Mason & Co. 620 Eighth Avenue, 47th Floor, New York, NY 10018 Birth Year: 1962	Chairman, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
(“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Fred Jensen(1) Legg Mason & Co. 620 Eighth Avenue, 47th Floor, New York, NY 10018 Birth Year: 1963	Chief Compliance Officer	Since 2020	Director - Global Compliance of Franklin Templeton (since 2020); formerly, Managing Director of Legg Mason & Co. (2006-2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006-2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1978	Identity Theft Prevention Officer	Since 2015	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

George P. Hoyt(2) Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1965	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006 (EMD) Since 2010 (DMO)	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Ave, 47th Floor New York, NY 10018	Senior Vice President	Since 2007 (EMD) Since 2010 (DMO)	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Birth Year: 1951			2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (since 2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci Legg Mason & Co. 620 Eighth Avenue, 47th Floor New York, NY 10018 Birth Year: 1974	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director 2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

(1) Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

(2) Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

At the close of business on September 1, 2020, EMD had outstanding 60,746,012 shares and DMO had outstanding 11,027,114 shares. As of such date, the directors and officers of each Fund as a group owned less than 1% of the shares of each Fund. As of such date, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of EMD’s capital stock outstanding is noted in the table below. As of such date, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 60,404,754 shares, equal to approximately 99% of EMD’s outstanding shares, including the shares shown below.

Percent	Name	Address
6.00%(1)	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway New York, NY 10036

5.00%(2)	First Trust Advisors L.P. and affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187

(1) Based upon information disclosed in a Schedule 13G/A filed jointly with the SEC on February 12, 2020 by Morgan Stanley and Morgan Stanley Smith Barney LLC.

(2) Based upon information disclosed in Schedule 13G filed jointly with the SEC on January 15, 2020.

As of such date, no person was known by DMO to own beneficially or of record as much as 5% of any class of each Fund. As of such date, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 11,026,574 shares, equal to approximately 99% of DMO’s outstanding shares.

Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not shareholders plan to attend the Meeting, each Fund urges shareholders to authorize a proxy to vote the shareholder’s shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. In connection with the Meeting, each Fund has filed a definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”). To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting. Shareholders are advised to read their Fund’s Proxy Statement because it contains important information. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/lmf-31040. The Proxy Statement and other documents filed by a Fund are also available for free on the SEC website, www.sec.gov.

By Order of the Board of Directors,

George P. Hoyt
Secretary
September 16, 2020

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

http://www.meetingcenter.io/226040568

on October 23, 2020 at 10:00 a.m. Eastern
Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

The Password for this meeting is

WAAM2020

Please detach at perforation before mailing.

PROXY	WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC. PROXY FOR THE ANNUAL MEETING OF COMMON STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, hereby appoints Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Annual Meeting of Stockholders of Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) scheduled to be held via live webcast at the following Website: http://www.meetingcenter.io/226040568 on October 23, 2020 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is WAAM2020.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as directors and “FOR” Proposal 2.

VOTE VIA THE INTERNET:     www.proxy-direct.com

VOTE VIA THE TELEPHONE:     1-800-337-3503

CHANGE OF ADDRESS

DMO_31559_090820

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Common Stockholders to Be Held on October 23, 2020.

The Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-31559

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals The Board of Directors unanimously recommends a vote “FOR” for the following proposals.

1.	Election of three Class I Directors to serve until the 2023 Annual Meeting of Stockholders:
		FOR	AGAINST	ABSTAIN
	01. Carol L. Colman	☐	☐	☐
	02. Daniel P. Cronin	☐	☐	☐
	03. Paolo M. Cucchi	☐	☐	☐
					FOR	AGAINST	ABSTAIN
					☐	☐	☐
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accountants for the fiscal year ending December 31, 2020.

Any other business that may properly come before the Meeting.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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